UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 29, 2009
NORTHFIELD LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24050 (Commission File Number)	36-3378733 (IRS Employer Identification No.)
1200 Business Center Drive
Mt. Prospect, Illinois 60056
(Address of Principal Executive Offices and Zip Code)
(847) 635-0066
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing..
     On June 29, 2009, Northfield Laboratories Inc. (the “Company”) received notice from the Nasdaq Stock Market that Nasdaq expects to file a Form 25 with the Securities and Exchange Commission completing the delisting of the Company’s common stock. Trading in the Company’s common stock on the Nasdaq Global Market was suspended on June 11, 2009, and has not traded on Nasdaq since that time. Delisting of the Company’s common stock will become effective ten days after the date the Form 25 is filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2009	NORTHFIELD LABORATORIES INC.
	By:	/s/ Robert L McGinnis
Robert L. McGinnis
Senior Vice President — Operations